NOTE 9 - INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 9 – INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  The components of the deferred tax asset as of December 31, 2012 and 2011, are as follows:

	2012	2011
Net operating loss carryforwards	$3,442,621	$569,995
Oil and gas property	(80,719)	79,520
Contingent consideration liability		477,582
Asset retirement obligation	418,595	390,035
Total deferred tax asset	3,780,497	1,517,132
Less valuation allowance	(3,780,497)	(1,517,132)
Net deferred tax asset	$-	$-

The items accounting for the difference between income taxes computed at the statutory rates and the provisions for income taxes are as follows for the years ended December 31, 2012 and 2011:

	2012	2011
Net loss	$(9,281,342)	$(6,049,335)
Tax rate	30.99%	31.64%
Tax at statutory rate	(2,876,009)	(1,914,000)
Stock-based compensation	471,359	498,057
Other	141,285	6,455
Change in valuation allowance	2,263,365	1,409,488
Provision for income taxes	$-	$-

We established a valuation allowance for the full amount of the net deferred tax asset as management currently does not believe that it is more likely than not that these assets will be recovered in the foreseeable future.  The increase in the valuation allowance was $2,263,365 for 2012 and $1,409,488 for 2011.  The net operating loss at December 31, 2012 is approximately $11,100,000, and fully expires in 2032.